SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed  by  the  Registrant  ☐

Filed  by  a  Party  other  than  the  Registrant  ☒

Check  the  appropriate  box:

☒  Preliminary  Proxy Statement

☐  Confidential, For Use of  the  Commission  Only
(As  Permitted  by  Rule  14a-6(e)(2))

☐  Definitive  Proxy  Statement

☐  Definitive  Additional  Materials

☐  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

☒  No  fee  required

☐  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3)  Per  unit  price  or  other  underlying  value  of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is  calculated  and  state  how  it  was  determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

☐  Fee  paid  previously  with  preliminary  materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which  the  offsetting fee was paid previously.  Identify  the  previous filing by registration statement number, or the  form  or  schedule  and  the  date  of  its  filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

PROXY STATEMENT IN OPPOSITION TO
MANAGEMENT AND THE CURRENT BOARD OF DIRECTORS
FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Milverton Capital Corporation (“Milverton”), the largest single shareholder of Global 8 Environmental Technology, Inc. (the “Company”), and other participants in this solicitation described below under “Persons Making the Solicitation” (collectively, the “Solicitation Participants”), are soliciting proxies to be used at the Company’s July 16, 2010 annual meeting of stockholders (“Annual Meeting”). Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to certain stockholders on or about June ___, 2010.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

According to the Notice of Annual Meeting sent to shareholders of the Company on or about May 15, 2010 and attached hereto as Appendix A (the “Notice of Annual Meeting”) the Annual Meeting will be held July 16, 2010, 10:00 a.m. Pacific Daylight Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

According to the Notice of Annual Meeting, the meeting will be held at Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

According to the Notice of Annual Meeting, you will be voting on the following matters:

1.           TO ELECT FIVE DIRECTORS FOR ONE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD IN 2011.

2.           TO SELECT THE APPOINTMENT OF GRUBER AND COMPANY AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3.           OTHER BUSINESS.  To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

WHO CAN VOTE?

According to the Notice of Annual Meeting mailed by the Company:

Shareholders of record at the close of business on May 22, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting.  As of that record date, the Company had outstanding and entitled to vote 94,464,063 shares of common stock. The common stock is the only class of stock of Global 8 that is outstanding and entitled to vote at the Annual Meeting.  If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Global 8’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.  Proxies should be sent by the stockholder to, Vincent & Rees, the representative of the Solicitation Participants (“Solicitation Participants’ Representative”) at: Global 8 Solicitation Participants, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111.   A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

-           “FOR” the election of each of Fernando B. Londe, Bernice L. Church, Walter J. Samaroden, Donald V. Dyer and Shane E. Thibault to the Company’s Board of Directors; and

-           “FOR” the ratification of the appointment of Gruber and Company as the Company’s independent auditors.

-            If any matters other than those set forth above are properly brought before the Annual Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

1.  Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.  Sending written notice of revocation to Global 8 Solicitation Participants, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111; or

3.  Attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

If you choose either of the first two methods, your proxy or notice must be received no later than the close of business July 14, 2010, Pacific Daylight Time. Once voting on a particular matter is completed at the annual meeting, you will not be able to revoke your proxy or change your vote as to that matter. If your shares are held in street name by a broker, bank or other financial institution, you must contact that institution to change your vote.

CONFERENCE CALL AND AUDIO WEBCAST

According to the Notice of Annual Meeting, shareholders will be able to listen live by phone or video broadcast to the annual meeting. The dial-in numbers for the conference call will be posted at www.global8.com before the meeting. Lines are limited and will be available on a first-come, first-served basis.  Video Conferencing will also be available through the Red Rock Casino.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

According to the Notice of Annual Meeting:

One-half of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting present or represented by proxy, constitutes a quorum.  Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results.

You must provide the number of shares that are subject to your proxy at the bottom of the proxy form in order to have those shares count as “shares present” at the Annual Meeting.

HOW MANY VOTES ARE REQUIRED?

According to the Notice of Annual Meeting:

The election of directors of the corporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against electing the director subject to the abstention, “broker non-vote” or limited proxy.

DISSENTER'S RIGHT OF APPRAISAL

According to the Notice of Annual Meeting, no action will be taken in connection with the proposal described in this Proxy Statement for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

WHO PAYS FOR THE SOLICITATION OF PROXIES AND HOW WILL PROXIES BE SOLICITED?

Proxies may be solicited by Milverton, partners, consultants and employees of Milverton, and by the other Solicitation Participants by mail, telephone, facsimile, e-mail and personal solicitation.  Regular employees and consultants of Milverton and its affiliates may be used to solicit proxies and, if used, will not receive additional compensation for such efforts.  Banks, brokerage houses and other custodians, nominees and fiduciaries may be requested to forward the solicitation material of the Solicitation Participants to their customers for whom they hold shares, and the Solicitation Participants will reimburse them for their reasonable out-of-pocket expenses.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials, and the cost of soliciting proxies for the proposals endorsed by Milverton, will be borne by the Solicitation Participants.  The solicitation participants estimate that its total expenditures relating to the solicitation will be approximately $25,000 (including professional fees and expenses, but excluding any costs represented by salaries and wages of regular employees and consultants of Milverton and its affiliates). The total expenditures to date have been approximately $12,500, paid by Milverton.  The Solicitation Participants intend to seek reimbursement from the Company for its expenses and the Solicitation Participants would propose that, due to the cost to the Company of conducting another shareholder vote, such reimbursement not be put to a vote of the shareholders unless required by applicable law.

PERSONS MAKING THE SOLICITATION

Information concerning Milverton, W. James Samaroden (“Samaroden”) and Shane Thibault (“Thibault”) who are each “participants in the solicitation” as defined in the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and their affiliates and associates, as set forth in Appendix B hereto.

Milverton, Samaroden, and Thibault and each of their affiliates and associates, intend to vote their shares of the Company’s common stock in accordance with the recommendations of Milverton set forth herein.

WHY ARE THE SOLICITATION PARTICIPANTS SOLICITING PROXIES?

On January 15, 2010, sixty-two shareholders (the “Plaintiff Shareholders”) of the Company filed a complaint against the Company and each of its directors, individually, to compel the Company to hold an annual meeting of the shareholders (the “Shareholder Action”).  The Honorable Elizabeth A. Gonzalez, Judge (“Justice Gonzalez”), Eighth Judicial District Court (Clark County, Nevada) conducted the hearings in the Shareholder Action and ordered the Company to conduct on annual meeting on July 16, 2010.  Justice Gonzalez also ordered the Plaintiff Shareholders to pay the cost of providing shareholder notice of the meeting and holding the meeting, because the Company does not have the funds to pay the costs of the shareholder meeting.

On or about May ___, 2010, the Plaintiff Shareholders paid for the Notice of Annual Meeting to be sent to the shareholders of the Company on behalf of the Company.  In order to have enough votes present to constitute a quorum for the Annual Meeting, proxies needed to be solicited from the shareholders of the Company. The Company, again, did not have the funds needed to solicit proxies to the shareholders of the Company and, therefore, someone else needed to solicit proxies for the Annual Meeting. In addition, even if the court was willing to grant Plaintiff Shareholders the authority to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), the SEC was not certain, that as a matter of federal law, the Plaintiff Shareholders would have the authority to file on behalf of the Company.

The Plaintiff Shareholders, although aligned in their desire to cause the Company to hold an annual meeting, were not similarly aligned in their interest of conducting a contested proxy action for the Annual Meeting or coming to a 62-party agreement on the slate of directors. Therefore, the Solicitation Participants agreed to conduct the contested proxy action with a slate of directors selected by the Solicitation Participants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the extent that such information could be gleaned from the Company’s past filings and the shareholder records provided by the Company, the following table sets forth the number of and percent of the Company's common stock beneficially owned by:

-	all directors and nominees, naming them,
-	the Company’s executive officers,
-	the Company’s directors and executive officers as a group, without naming them, and
-	persons or groups known by us to own beneficially 5% or more of our Common Stock:

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on May 22, 2010, and all shares of the Company’s common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of May 22, 2010.  Except as otherwise indicated, the persons listed below have sole voting and  investment  power  with respect to all shares of our capital stock owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Voting Stock (1)

NOMINEES

Bernice L. Church	383,000	0.4%
Don V. Dyer	3,491,256	3.6	%(2)
Fernando B. Londe	300,000	0.3%
Walter J. Samaroden	1,601,536	1.7	%(3)
Shane E. Thibault	1,109,436	1.2	%(4)

Total Nominees	6,885,228	7.3%

DIRECTORS AND EXECUTIVE OFFICERS

Daniel Wolf	0	0%
Julio Ferreira	100,000	0.001%
Tad Simmons	0	0%

Total Directors and Executive Officers	100,000	0.001%

5% BENEFICIAL OWNERS

Rene Braconnier	8,450,379	9	%(5)

(1)           Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of May 22, 2010, there were 94,464,063, shares of the Company’s common stock issued and outstanding.

(2)           Includes 2,765,256 Shares of Common Stock held by Pacific Ocean, of which Mr. Dyer is a controlling shareholder.

(3)           Includes 1,349,608 shares of Common Stock held by immediate family members.

(4)           Includes 1,109,436 shares of Common Stock held by AS&T Holdings, Inc., of which Mr. Thibault is a controlling shareholder.

(5)           Includes (a) 6,716,060 shares of common stockowned by Milverton Capital Corporation, of which Mr. Branconnier is a controlling shareholder, (b) 674,884 shares of common stock owned by 529473 BC Ltd., of which Mr. Branconnier is a controlling shareholder, (c) 680,435 shares of common stock owned by Dynasty Farms Ltd., of which Mrs. Branconnier is a controlling shareholder through Sanclair Holdings Ltd. and (d) 379,000 shares of common stock owned by Sharon Branconnier, Mr. Branconnier’s wife.

PROPOSAL 1: TO CONSIDER AND VOTE UPON THE ELECTION OF FIVE DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS
 (ITEM 1 ON THE PROXY CARD)

NOMINEES

The Company’s Bylaws currently provide for up to nine directors, and the Notice of Annual Meeting  has stated that a Board of five directors will be elected at the meeting.  Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director.  According to the Notice of Annual Meeting, shareholders of the Company are not entitled to cumulative voting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for Fernando B. Londe, Bernice L. Church, Walter J. Samaroden, Donald V. Dyer and Shane E. Thibault. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible.  It is not expected that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next annual meeting of shareholders, or until such person's successor has been elected and qualified.  Officers are appointed by the Board of Directors and serve at the discretion of the Board.

Directors

The following sets forth the names and ages of the proposed directors together with a brief account of their education and business experience during at least the past five years, indicating their principal occupations during that period and the name and principal business of the organizations in which such occupation and employment were carried out.

NOMINEES:

Bernice L. Church

 Bernice L. Church, 49, began her career working with Express 24, a successful private enterprise, where she held a management position for 15 years. Ms. Church is currently a director and co-owner of A1-Transmission Ltd. located in Red Deer, Alberta Canada and has been for the past 20 years. Ms. Church’s responsibilities include accounting and bookkeeping, and generally keeping a watchful eye on the financial performance of the business. Ms. Church is also responsible for accounts payable and receivable, payroll and ensuring a net profit at the end of each annual year.  A-1 Transmission Ltd. has won many accolades and awards over the last two decades. Ms. Church has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which she is to be selected as a director or nominee.

Donald V. Dyer:

Donald (Don) V. Dyer, 71, brings with him a wealth of public market experience. For the past 25 years, he has worked with many Wall Street brokerage firms such as Goldman Sachs, Prudential and Raymond James. In 2002, Mr. Dyer became President of Pacific Ocean Resources.  Mr. Dyer utilizes his immense knowledge of the stock market to manage the investor and public relations office for Pacific Ocean Resources.  Mr. Dyer has previously resided in New York and Toronto and has settled in Vancouver, where he continues to provide his stock market expertise to many small cap companies on the NASDAQ. Mr. Dyer has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Fernando Londe

Fernando Londe, 44, has extensive experience as a business analyst in the telecommunications industry.  Mr. Londe has worked with FREE S.R.L. since 2003 in their Network and Carrier Division where he led FREE S.R.L. in applying and getting the license as Telco Carrier with the Italian Authority.  While with FREE S.R.L., Mr. Londe also planned and launched an ATM network. From 1999 to 2003, Mr. Londe was the Network and Carrier Division Manager for Com.Tel S.p.A. where he led Com.Tel S.p.A. in applying for and getting the license as Telco Carrier with Italian Authority and oversaw functional requirements to design and projecting the entire network and routing translations. Mr. Londe speaks, reads and writes English, Italian and Portugese.  Mr. Londe has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

W. James Samaroden

W. James (Jim) Samaroden, 62, began his career in Fort McMurray as the head accountant in Lending for the Canadian Imperial Bank of Commerce.  Mr. Samaroden is presently the sole owner and President of Eagle Financial Concepts where he engages in sales and investigations.  Mr. Samaroden has been licensed under the Life Insurance Act for 35 years and was appointed by the Alberta Government as a Notary Public, Commissioner for Oaths, and Marriage Commissioner.   Mr. Samaroden has an extensive background in marketing, credit repair, tax accounting (1000 clients) and business planning.  Mr. Samaroden has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Shane E. Thibault

Shane E. Thibault, 39, worked from 1998 until 2006 with AS&T Holdings, Inc., a corporation wholly-owned by Mr. Thibault and his immediate family where he worked in (i) pipefitting and construction projects, (ii) quality control and weld inspection of mechanical piping systems (iii) overseeing the quality of workmanship of 50 - 150 tradesmen on site, and (iv) structured turnover packages of the piping systems contractors built for their customer or client.  From 2006 until the end of 2009, Mr. Thibault worked with the Company full-time in the area of investor relations.  Mr. Thibault is currently an independent consultant in the areas of financing and marketing.  Mr. Thibault has never served as an director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

None of the nominees, nor any associate of the nominees, is a party to material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries other than the proceeding to cause the Company to hold the Annual Meeting. The nominees have not been offered any compensation by the Company and there are presently no bonus, profit sharing, retirement, pension or other compensation plans in which the nominees will participate.  The nominees have not been granted or extended options, warrants or rights to purchase securities in connection with their service as directors of the Company.

Compensation

None of the nominees have earned, been paid or awarded any compensation (plan or non-plan) for services rendered in any capacity to the Company nor is there presently any agreement or understanding to compensate such nominees for their services in the future.

Family Relationships

There are no family relationships among the nominees.

Involvement in Certain Legal Proceedings

The director nominees have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Compliance.

None of the Nominees are required to file reports under Section 16(a) of the Securities Exchange Act.

Corporate Governance.

Each of the nominees other than Shane E. Thibault are considered an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Listing Rules.

Transactions With Related Persons.

AS&T Holdings, Ltd., a company controlled by Mr. Thibault, received commissions from the Company based on investments that AS&T Holdings, Ltd. introduced to the Company during the Company’s last fiscal year.  The commissions paid to AS&T Holdings totaled approximately $153,000 in cash and shares of the Company’s common stock.

PROPOSAL 2: SELECTION OF GRUBER AND COMPANY
 AS THE COMPANY’S INDEPENDENT ACCOUNTANTS
 (ITEM 2 ON THE PROXY CARD)

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the selection of appointment of Gruber and Company as the Company’s independent accountants.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No nominee director or Solicitation Participant has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the selection of accountants, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

OTHER BUSINESS

The Solicitation Participants are not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

MILVERTON CAPITAL CORPORATION

By:	Name: Rene Branconnier
Its:

W. James Samaroden

Shane E. Thibault

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD JULY 16, 2010
IN COMPLIANCE WITH AN ORDER BY THE HONORABLE ELIZABETH A. GONZALEZ, JUDGE, EIGHTH JUDICIAL DISTRICT COURT (CLARK COUNTY, NEVADA).

THIS PROXY IS SOLICITED BY THE SOLICITATION PARTICIPANTS

The  undersigned,  revoking  all prior proxies, hereby appoints Shane E. Thibault and FernandoW. James Samaroden and each of them, with full power of substitution in each, as proxies  for  the  undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote,  as  fully as the undersigned could vote and act if personally present, at the  Annual Meeting of Stockholders (the "Meeting") to be held on July 16, 2010, at 10:00 A.M., Pacific Standard time, at Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135, or at any adjournments or  postponements  thereof.

Should  the  undersigned  be  present and elect to vote at the Meeting or at any adjournments  or  postponements thereof, and after notification to Shane Thibault  at the Meeting of the stockholder's decision to terminate this proxy,  then  the  power of such attorneys or proxies shall be deemed terminated and  of  no further force and effect. This proxy may also be revoked by filing a written  notice  of  revocation  with  Global 8 Solicitation Participants, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111, or by duly executing  a  proxy  bearing  a  later  date.

LISTED PROPOSALS:

Proposal (1) to elect the following individuals as members of the Company’s Board of Directors.

(a) Bernice L. Church	(d) W. James Samaroden

FOR☐ AGAINST☐ ABSTAIN☐	FOR☐ AGAINST☐ ABSTAIN☐

(b) Don V. Dyer	(e) Shane E. Thibault

FOR☐ AGAINST☐ ABSTAIN☐	FOR☐ AGAINST☐ ABSTAIN☐

(c) Fernando Londe

FOR☐ AGAINST☐ ABSTAIN☐

Proposal (2) to select Gruber and Company as the Company’s independent auditors.

FOR☐ AGAINST☐ ABSTAIN☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (2) and for the election of Bernice L. Church, Don V. Dyer, Fernando Londe, W. James Samaroden and Shane E. Thibault under proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.
The undersigned acknowledges receipt from the Solicitation Participants, prior to the execution of this proxy, of the accompanying Proxy Statement relating to the Meeting.
NOTE:  PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [_______________________________] DATE: _______, 2010
Signature (Joint owners)  [____________________________________]  DATE:  _______,  2010
NUMBER OF SHAREST SUBJECT TO THIS PROXY _______________________

APPENDIX A

NOTICE OF ANNUAL MEETING

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

677 7th Ave. #410
San Diego, CA 92101
 (TEL) (760) 390-8351

TO THE STOCKHOLDERS OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Honorable Elizabeth A. Gonzalez, Judge, Eighth Judicial District Court (Clark county, Nevada), has ordered that an Annual Meeting of Stockholders (the "Meeting") of Global 8 Environmental Technologies, Inc., a Nevada corporation (the "Company" or "Global 8"), be held.  The meeting is scheduled for July 16, 2010 at 10:00 a.m., Pacific Daylight Time at the Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135 for the following purposes (the “Order”):

1.           To elect five directors to the Company’s board of directors to serve until the Company’s next annual meeting.

2.           To select Gruber and Company as the Company’s accountants.

3.           To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Shareholders may listen live by phone or video broadcast to our annual meeting. The dial-in numbers for the conference call will be posted at www.global8.com before the meeting. Lines are limited and will be available on a first-come, first-served basis.  Video Conferencing will also be available through the Red Rock Casino.

You may vote in person at the Annual Meeting.  You may also vote your shares by appointing someone that is attending the Annual Meeting as your proxy to vote your shares at the Annual Meeting.

Shareholders of record at the close of business on May 22, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting.  As of that record date, the Company had outstanding and entitled to vote 94,464,063 shares of common stock. The common stock is the only class of stock of Global 8 that is outstanding and entitled to vote at the Annual Meeting.  If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Global 8’s common stock will be entitled to one vote on each matter.

One-half of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

The election of directors of the corporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. The shareholders of the Company are not entitled to cumulative voting. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against electing the director subject to the abstention, “broker non-vote” or limited proxy.

No action will be taken in connection with the proposals described in Notice for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

/s/ Charles T. Conrad, Jr.

By Order of the Court
Las Vegas, Nevada
May 19, 2010

APPENDIX B

INFORMATION ABOUT SOLICITATION PARTICPANTS

1.
Milverton Capital Corporation (“Milverton”) located at 8412 Armstrong Road, Langley, BC V1M3P5, engages in the business of environmental waste consulting, business financing and new product development consulting.  Milverton is the direct beneficial owner of 6,716,060 shares of the Company’s common stock. Milverton is not the owner of record of any shares that it does not own beneficially.  The shares of common stock acquired by Milverton were not acquired using borrowed funds or by funds otherwise obtained for the purpose of acquiring or holding such securities. Milverton is not and has not, within the past year, been a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.  Milverton’s associate, Rene Branconnier, is the beneficial owner of 8,450,379 shares of the Company’s common stock and has an address of 8412 Armstrong Road, Langley, BC V1M3P5. Milverton is not the direct or indirect beneficial owner of any securities in any parent or subsidiary of the Company.  The Company and Milverton are parties to a certain Consulting Agreement dated March 1, 2005 pursuant to which Milverton provides technology, operations, maintenance, research & development, engineering and training consulting services. The Company owes Milverton $2,967,264 for services rended by Milverton in 2009 under the Consulting Agreement. Neither Milverton nor any of its associates have any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates; or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

2.
W. James Samaroden has an address of Bay 309 - 3612 Franklin Avenue, Fort McMurray, AB T9H 2J9.  Mr. Samaroden is the sole owner and President of Eagle Financial Concepts where he engages in sales and investigations.  Mr. Samaroden is the direct beneficial owner of 1,601,536 shares of the Company’s common stock.  Samaroden is not the owner of record of any shares that he does not own beneficially.  The shares of common stock acquired by Mr. Samaroden were not acquired using borrowed funds or by funds otherwise obtained for the purpose of acquiring or holding such securities.  Mr. Samaroden is not and has not, within the past year, been a party to any contract, arrangement or understanding with respect to any securities of the Company.   Mr. Samaroden is not the direct or indirect beneficial owner of any securities in any parent or subsidiary of the Company.  Mr. Samaroden is not a party to any transaction reportable under Item 404(a) of Regulation S-K. Mr. Samaroden does not have any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates; or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

3.
Shane Thibault has an address of Box 123, Saskatoon, SK, Canada S7K 3K1.  Mr. Thibault is currently an independent consultant in the areas of financing and marketing.  Mr. Thibault is the beneficial owner of 1,109,436 shares of the Company’s common stock held by AS&T Holdings, Inc., which is owned and controlled by Mr. Thibault.  Mr. Thibault is the not the owner of record of any shares that he does not own beneficially.  The shares of common stock acquired by AS&T Holdings, Inc. were not acquired using borrowed funds or by funds otherwise obtained for the purpose of acquiring or holding such securities.  Mr. Thibault is not and has not, within the past year, been a party to any contract, arrangement or understanding with respect to any securities of the Company.  Mr. Thibault is not the direct or indirect beneficial owner of any securities in any parent or subisidiary of the Company.  AS&T Holdings, Ltd., a company controlled by Mr. Thibault, received commissions from the Company based on investments that AS&T Holdings, Ltd. introduced to the Company during the Company’s last fiscal year.  The commissions paid to AS&T Holdings totaled approximately $153,000 in cash and shares of the Company’s common stock. Mr. Thibault does not have any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates; or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

SECURITIES OF THE COMPANY PURCHASED OR SOLD BY SOLICITATION MILVERTON WITHIN THE PAST TWO YEARS:

Date	Soliciting Party	Amount Purchased/Sold		Dollar Value	Price	Amount Paid:

05/31/2008	Milverton	300,000	(P)	$150,000.00	@$0.50	$150,000.00
12/08/2008	Milverton	16,000	(P)	$8,000.00	@$0.50	$8,000.00
06/06/2009	Milverton	215,000	(S)	$43,000.00	@$0.20	$43,000.00
05/31/2009	Milverton	810,000	(S)	$81,000.00	@$0.10	$81,000.00
04/30/2009	Thibault(1)	160,420	(P)	$16,420	@$0.10	Issued in consideration of investment services performed
06/29/2009	Thibault(1)	336,602	(P)	$122,722.33	@$0.46 (average price)	Issued in consideration of investment services performed
07/21/2009	Thibault(1)	183,448	(P)	$18,344.80	@$0.10	Issued in consideration of investment services performed

(1)	Shares were earned and issued to AS&T Holdings Ltd., a company controlled by Thibault.

None of the other Solicitation Participants have purchased or sold securities of the Company within the past two years.